.....................
                              Greenwich Street
                              Municipal Fund Inc.
                              .....................

                                QUARTERLY REPORT

                               February 28, 1997

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                February 28, 1997
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to provide you with the quarterly report for the Greenwich Street Municipal Inc. ("Fund") for the nine months ended February 28, 1997. During the past nine months, the Fund distributed income dividends totaling $0.48 per share and a capital gain dividend of $0.34 per share. The table below shows the annualized distribution rates and nine-month total return based on the Fund's February 28, 1997 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price:

                                    Annualized               Nine-Month
      Price Per Share           Distribution Rate*          Total Return
      ---------------           ------------------          ------------
      $11.72 (NAV)                     6.14%                    3.13%
      $11.625 (NYSE)                   6.19%                    9.58%

     In comparison, closed end municipal bond funds posted an average total return of 8.05% on NAV for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper Analytical Services, Inc. is a major fund tracking organization.) The Fund's underperformance on NAV was primarily due to the drop in value of certain pulp recycling facility bonds held in the Fund's portfolio. The decline in the value of these bonds was caused by the decline in the market price of pulp.

Market Update and Fund Strategy

     The year ended February 28, 1997, proved to be a volatile one for both the municipal and the U.S. government bond markets. In early 1996, a significant bond market sell-off was precipitated by a pick-up in inflationary fears that was caused by unexpected strength in the U.S. economy and concerns that the Federal Reserve Board ("Fed") would tighten rates in response. In retrospect, those concerns were unfounded because Fed

-----------------
* This distribution rate assumes monthly dividends at the current rate of $0.06 per share for twelve months.


-------------------------------------   1   ------------------------------------
monetary policy did not change throughout 1996. In fact, as U.S. economic growth moderated and concerns about Fed tightening eased, bond prices improved significantly.


     This bond market rally was in full swing in early December when Fed Chairman Alan Greenspan made his now infamous comments concerning "irrational exuberance" in the financial markets. In our view, Greenspan's comments caused a rise in U.S. interest rates that persists to this day.

     In the early part of 1996, we were extremely cautious about the municipal bond market and the Fund's holdings reflected that caution. During that time, we concentrated on municipal bonds with longer coupons and shorter maturities and we maintained a moderate cash position, a quite defensive strategy.

     However, as the year unfolded and high-grade municipal bonds became available with yields as high as 6.25%, we redeployed the Fund's cash and moved to build a more interest-rate sensitive portfolio. Our primary focus was to purchase high grade, discount coupon bonds with somewhat longer maturities that could enhance the Fund's performance as rates moved lower. We continue to maintain that same focus in the Fund today because of our belief that the rise in rates caused by Greenspan's comments and the concurrent rise in bonds rates should take a little froth off the economic numbers. This in turn should enable municipal bonds to rally from today's attractive rate levels.

Fund's Investment Strategy

     During the past quarter, the Fund focused on the transportation, utility, and water and sewer sectors because we believe they offered good relative values. At the end of February, the Fund's weighted average maturity was 25 years. In addition, as of February 28, 1997, approximately 92% of the Fund's holdings were rated investment grade by either Standard & Poor's Corporation or Moody's Investors Services Inc., with 56% of the Fund invested in AAA bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.)

Market Outlook

     We believe that low inflation and some moderation of recent economic activity should be positive for interest rates for the balance of 1997. Notwithstanding any increase by the Fed in short-term rates, the prices of long bonds today relative to the rate of inflation bodes well for municipal bonds as the year progresses. Until we see a significant increase in inflation fundamentals, we remain positive about the municipal bond market's prospects.


-------------------------------------   2   ------------------------------------

     In closing, thank you for investing in the Greenwich Street Municipal Fund Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                       /s/ Joseph P. Deane


Heath B. McLendon                           Joseph P. Deane
Chairman and                                Vice President and
Chief Executive Officer                     Investment Officer

April 2, 1997

--------------------------------------------------------------------------------
               Congratulations to Joe Deane -- Morningstar, Inc.'s
                   Top-Rated Fixed Income Manager of the Year

     We are pleased to report that Joe Deane, your Fund's portfolio manager, has been named the top-rated fixed income manager of 1996 by Morningstar, Inc., a major fund ranking organization. Joe manages in excess of $3.5 billion of Smith Barney assets in both open-end and closed-end municipal bond funds. In addition, the firm recently ran an ad honoring Joe's achievement both nationally and in select California media.
--------------------------------------------------------------------------------


-------------------------------------   3   ------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                          February 28, 1997 (unaudited)
--------------------------------------------------------------------------------

   Face
  Amount    Rating                    Security                         Value
--------------------------------------------------------------------------------
---------------------------------
Municipal Bonds and Notes --100%
---------------------------------
Alabama -- 1.6%
$ 3,750,000   AAA     Jefferson County, AL Sewer Revenue,
                        Series A, FGIC-Insured,
                        5.375% due 2/1/27                            $ 3,567,188
--------------------------------------------------------------------------------
Alaska -- 4.7%
                      Valdez, Alaska Marine Terminal Revenue,
                        BP Pipelines Inc. Project:
 10,000,000   AA          Series A, 5.850% due 8/1/25 (a)              9,737,500
  1,000,000   AA          Series C, 5.650% due 12/1/28                   958,750

--------------------------------------------------------------------------------
                                                                      10,696,250
--------------------------------------------------------------------------------
California -- 12.0%
  4,500,000   AAA     Anaheim, CA Public Finance Authority
                        Lease Revenue, Series A, FSA-Insured,
                        5.000% due 3/1/37                              3,999,375
    100,000   VMIG 1* California Health Facilities Financing
                        Authority Revenue, Sutter Hospital,
                        Series A, 3.350% due 3/1/20 (b)                  100,000
  1,500,000   AAA     California State Department of Water
                        Reserve, (Central Valley Project
                        Revenue), Series Q, MBIA-Insured,
                        5.375% due 12/1/27                             1,438,125
  2,000,000   AAA     California State GO, FGIC-Insured,
                        5.375% due 6/1/26                              1,932,500
                      California State Public Works Board Lease
                        Revenue, AMBAC-Insured:
  1,000,000   AAA         Department of Corrections, Series A,
                            5.250% due 1/1/21                            946,250
  1,000,000   AAA         Various California State University
                            Projects, Series B, 5.375% due 12/1/19       963,750
  3,195,000   AAA     Los Angeles, CA Wastewater Systems
                        Revenue, MBIA-Insured,
                        5.200% due 11/1/21                             2,959,369
  3,000,000   AAA     Los Angeles County, CA Metropolitan
                        Transportation Authority Revenue,
                        Sales Tax Revenue, AMBAC-Insured,
                        5.250% due 7/1/23                              2,812,500


                       See Notes to Financial Statements.
-------------------------------------   4   ------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating                    Security                         Value
--------------------------------------------------------------------------------
California -- 12.0% (continued)
$ 1,000,000   AAA     Rancho Cucamonga, CA Redevelopment
                        Agency Tax Allocation, (Rancho
                        Redevelopment Project), MBIA-Insured,
                        5.250% due 9/1/26                             $  941,250
  2,000,000   AAA     San Diego County, CA COP, North County
                        Regional Center Expansion, AMBAC-
                        Insured, 5.250% due 11/15/19                   1,920,000
  3,000,000   AAA     San Francisco, CA City & County Sewer
                        Revenue, FGIC-Insured,
                        5.375% due 10/1/22                             2,865,000
  2,000,000   AAA     San Francisco, CA State Building Authority
                        Lease Revenue, Civic Center, Complex-A,
                        AMBAC-Insured, 5.250% due 12/1/16              1,925,000
  5,000,000   AAA     San Jose, CA Redevelopment Agency,
                        (Merged Area Redevelopment Project),
                        MBIA-Insured, 5.000% due 8/1/20                4,575,000
--------------------------------------------------------------------------------
                                                                      27,378,119
--------------------------------------------------------------------------------
Colorado -- 6.6%
  1,000,000   Aaa*    Adams County, CO School District #014,
                        FSA-Insured, 5.500% due 12/1/16                  993,750
  2,000,000   Baa*    Arapahoe County, CO Capital Improvement,
                        Highway Revenue, Current Series E,
                        7.000% due 8/31/26                             2,200,000
  4,000,000   AA      Colorado Springs, CO Utilities Revenue,
                        Series A, 5.125% due 11/15/23                  3,755,000
                      Denver, CO City & County Airport Revenue,
                        MBIA-Insured:
  3,440,000   AAA         Series A, 5.500% due 11/15/25                3,315,300
  4,950,000   AAA         Series D, 5.000% due 11/15/25                4,770,562
--------------------------------------------------------------------------------
                                                                      15,034,612
--------------------------------------------------------------------------------
District of Columbia -- 1.7%
  4,000,000   AAA     District of Columbia Revenue, The American
                        University, AMBAC-Insured,
                        5.625% due 10/1/26                             3,920,000
--------------------------------------------------------------------------------
Florida -- 6.9%
  1,000,000   AAA     Broward County, FL Professional Sports
                        Facility, (Civic Arena Project), Series A,
                        MBIA-Insured, 5.625% due 9/1/28                  992,500
  2,000,000   AAA     Dade County, FL GO Unlimited Revenue
                        Bonds, Florida Seaport, MBIA-Insured,
                        5.125% due 10/1/21                             1,882,500


                       See Notes to Financial Statements.
-------------------------------------   5   ------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating                    Security                         Value
--------------------------------------------------------------------------------
Florida -- 6.9% (continued)
$ 2,000,000   AAA     Dade County, FL Water & Sewer Systems
                        Revenue, FGIC-Insured, 5.250%
                          due 10/1/26                                $ 1,887,500
  1,000,000   AAA     Escambia County, FL School Board
                        Certificates, Series 1, MBIA-Insured,
                        5.500% due 2/1/16                                995,000
                      Florida State Board of  Education Capital
                        Outlay:
  1,000,000   AA          Public Education, Series A,
                            5.250% due 6/1/22                            943,750
  1,500,000   AA          Refunded Public Education, Series D,
                            5.200% due 6/1/23                          1,404,375
  2,450,000   AA-     Lakeland, FL Electric & Water Revenue,
                        Series B, 5.625% due 10/1/19                   2,437,750
  3,500,000   BBB-    Martin County, FL IDR, (Indiantown
                        Cogeneration Project),
                        7.875% due 12/15/25 (a)(c)                     4,042,500
  1,000,000   A*      Martin County, FL Special Assessment
                        Revenue, 6.100% due 11/1/15                    1,027,500
--------------------------------------------------------------------------------
                                                                      15,613,375
--------------------------------------------------------------------------------
Illinois -- 6.9%
  2,440,000   AAA     Chicago, IL Skyway Toll Bridge Revenue,
                        MBIA-Insured, 5.500% due 1/1/23                2,354,600
  5,595,000   AAA     Chicago, IL Water Revenue, FGIC-Insured,
                        5.000% due 11/1/25                             5,042,494
  7,000,000   AAA     Illinois Health Facilities Authority, Ingalls
                        Health Systems Project, MBIA-Insured,
                        6.250% due 5/15/24                             7,271,250
  1,000,000   AAA     Illinois Metropolitan Pier & Exposition
                        Authority, (McCormick Plan Exposition
                        Project), Series A, AMBAC-Insured,
                        5.250% due 6/15/27                               931,250
--------------------------------------------------------------------------------
                                                                      15,599,594
--------------------------------------------------------------------------------
Indiana -- 1.2%
  2,500,000   AA-     Petersburg, IN Industrial PCR, Indianapolis
                        Power & Light Corp., 6.625% due 12/1/24        2,712,500
--------------------------------------------------------------------------------
Maryland -- 2.1%
 11,000,000   NR      Maryland State Energy Financing
                        Administration, Solid Waste Disposal,
                        (Hagerstown Revenue Project),
                        9.000% due 10/15/16 (a)(c)                     4,840,000
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
-------------------------------------   6   ------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating                    Security                         Value
--------------------------------------------------------------------------------
Massachusetts -- 4.0%
                      Massachusetts Bay Transportation Authority,
                        Series B:
$ 1,500,000   AAA        AMBAC-Insured, 5.375% due 3/1/20            $ 1,445,625
  2,000,000   AAA        FSA-Insured, 5.250% due 3/1/26                1,870,000
 10,000,000   NR      Massachusetts State Industrial Financing
                        Agency Revenue, Solid Waste Disposal
                        Revenue, Massachusetts Recycling
                        Association, Series A,
                        9.000% due 8/1/16 (a)(c)                       5,000,000
  1,000,000   AAA     Massachusetts State Water Reserve
                        Authority, Series C, MBIA-Insured,
                        5.250% due 12/1/20                               941,250
--------------------------------------------------------------------------------
                                                                       9,256,875
--------------------------------------------------------------------------------
Michigan -- 0.9%
  2,000,000   NR      Midland County, MI EDC, PCR, Limited
                        Obligation, Series B,
                        9.500% due 7/23/09 (c)                         2,185,000
--------------------------------------------------------------------------------
Minnesota -- 2.7%
  6,185,000   AAA     Minnesota State Health & Educational
                        Facilities Authority, Rental Housing,
                        Series D, MBIA-Insured,
                        5.950% due 2/1/18                              6,239,119
--------------------------------------------------------------------------------
New York -- 16.1%
                      New York City, NY Municipal Water Finance
                        Authority, Water & Sewer Systems
                        Revenue, MBIA-Insured:
  1,790,000   AAA         Series B, 5.375% due 6/15/19                 1,713,925
  5,000,000   AAA         Series F, 5.500% due 6/15/23                 4,843,750
                      New York State Dormitory Authority Revenue:
  2,000,000   AAA       Barnard College, ABMAC-Insured,
                          5.250% due 7/1/26                            1,892,500
  5,000,000   AAA       City University System, 3rd Series,
                          AMBAC-Insured, 5.375% due 7/1/25             4,843,750
  1,000,000   AAA       Lease Revenue, Health Facilities
                          Improvement Program, Series A,
                          FSA-Insured, 5.500% due 5/15/16                993,750
  3,000,000   AAA       Montefiore Medical Center, AMBAC/
                          FHA-Insured, 5.250% due 2/1/15               2,895,000
  2,000,000   AAA       Mount Sinai Medical School, Series A,
                          MBIA-Insured, 5.000% due 7/1/21              1,822,500


                       See Notes to Financial Statements.
-------------------------------------   7   ------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating                    Security                         Value
--------------------------------------------------------------------------------
New York -- 16.1% (continued)
                      New York State Local Government
                        Assistance Corp.:
$ 4,500,000   A           Series A, 5.500% due 4/1/23                $ 4,387,500
  7,000,000   A           Series C, 5.000% due 4/1/21                  6,335,000
  4,690,000   Aa*     New York State Medical Care Facilities
                        Finance Agency, (Healthcare Project A),
                        5.850% due 2/15/33                             4,690,000
  2,500,000   A+      New York State Triborough Bridge & Tunnel
                        Authority, NY Revenue, Series A,
                        5.000% due 1/1/24                              2,253,125
--------------------------------------------------------------------------------
                                                                      36,670,800
--------------------------------------------------------------------------------
Oklahoma -- 0.6%
  1,250,000   AAA     Tulsa, OK Metropolitan Utility Authority,
                        Utility Revenue, MBIA-Insured,
                        5.750% due 9/1/25                              1,257,813
--------------------------------------------------------------------------------
Pennsylvania -- 3.8%
  5,000,000   AAA     Allegheny County, PA Hospital Development
                        Authority Revenue, Magee-Womens
                        Hospital, FGIC-Insured,
                        5.625% due 10/1/20                             4,925,000
  1,900,000   AAA     Beaver County, PA IDA, PCR, (Power Co.
                        Mansfield Project), Series A, AMBAC-
                        Insured, 5.450% due 9/15/28                    1,797,875
  1,000,000   AAA     Northeastern, PA Hospital & Education
                        Authority Health Care Revenue, Wyoming
                        Valley Health Care, Series A, AMBAC-
                        Insured, 5.250% due 1/1/26                       932,500
  1,000,000   AAA     Pottstown Boro, PA Sewer Revenue,
                        AMBAC-Insured, 5.500% due 11/1/16                991,250
--------------------------------------------------------------------------------
                                                                       8,646,625
--------------------------------------------------------------------------------
Texas -- 10.9%
                      Burleson, TX ISD, PSFG:
    725,000   Aaa*      6.750% due 8/1/24                                792,969
  1,775,000   AAA       Pre-Refunded-- Escrowed with U.S.
                          Government Securities to 8/1/06
                          Call @ 100, 6.750% due 8/1/24                2,019,063
  3,650,000   AAA     El Paso, TX ISD, PSFG, 5.900% due 2/15/13        3,768,625
                      Houston, TX Water & Sewer Systems
                        Revenue, FGIC-Insured:
  2,000,000   AAA         Series A, 5.375% due 12/1/27                 1,902,500
  2,000,000   AAA         Series C, 5.375% due 12/1/27                 1,902,500


                       See Notes to Financial Statements.
-------------------------------------   8   ------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating                    Security                         Value
--------------------------------------------------------------------------------
Texas -- 10.9% (continued)
$ 1,250,000   AAA     Leander, TX ISD, PSFG,
                        5.625% due 8/15/17                           $ 1,256,250
  3,000,000   AAA     Texas State Turnpike Authority, Dallas
                        North Thruway Revenue, President
                        Bush Turnpike, FGIC-Insured,
                        5.250% due 1/1/23                              2,838,750
  9,035,000   AA      Texas State Veterans Housing, GO,
                        Series B-4, 6.700% due 12/1/24 (c)             9,317,343
  1,000,000   AA      Texas State Water Development,
                        5.250% due 8/1/28                                938,750
--------------------------------------------------------------------------------
                                                                      24,736,750
--------------------------------------------------------------------------------
Utah -- 3.1%
  7,700,000   A+      Intermountain Power Agency, Utah Power
                        Supply Revenue, Series D,
                        5.000% due 7/1/21                              6,997,375
--------------------------------------------------------------------------------
Virginia -- 5.8%
  1,665,000   AAA     Loudoun County, VA Sanitation Authority,
                        Water & Sewer Revenue, FGIC-Insured,
                        5.250% due 1/1/17                              1,592,156
                      Virginia College Building Authority,
                        Virginia Educational Facilities Revenue:
  1,250,000   A+          Hampton University Project,
                            5.750% due 4/1/14                          1,250,000
  3,425,000   AA          21st Century College Program,
                            5.200% due 8/1/12                          3,386,468
                      Virginia State Housing Development
                        Authority:
  3,760,000   AA+         Series A-1, 6.400% due 7/1/17                3,910,400
  1,675,000   AA+         Series D-1, 6.400% due 7/1/17                1,729,438
  1,315,000   AA+         Series D-3, 5.800% due 7/1/10                1,333,081
--------------------------------------------------------------------------------
                                                                      13,201,543
--------------------------------------------------------------------------------
Washington -- 3.9%
                      Washington State Public Power Supply
                        System, Series B:
  5,000,000   AAA         Nuclear Project No. 1, MBIA-Insured,
                            5.600% due 7/1/15 (a)                      4,856,250
  4,250,000   Aa1*        Nuclear Project No. 3,
                            5.500% due 7/1/18                          4,000,312
--------------------------------------------------------------------------------
                                                                       8,856,562
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
-------------------------------------   9   ------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

   Face
  Amount    Rating                    Security                         Value
--------------------------------------------------------------------------------
West Virginia -- 2.4%
                      Marion County, WV Community Solid Waste
                        Disposal Facilities Revenue, (American
                        Paper Recycling Project):
$10,000,000   NR          7.750% due 12/1/11(a)(c)                   $ 5,000,000
  1,000,000   NR          9.250% due 12/1/11(a)(c)                       500,000
--------------------------------------------------------------------------------
                                                                       5,500,000
--------------------------------------------------------------------------------
Wisconsin -- 1.2%
                      Wisconsin State Health & Educational
                        Facilities Authority Revenue,
                        MBIA-Insured:
  2,000,000   AAA         Aurora Health Care Obligated,
                            5.250% due 8/15/23                         1,860,000
  1,000,000   AAA         The Medical College Wisconsin, Inc.
                            Project, 5.400%  due 12/1/16                 956,250
--------------------------------------------------------------------------------
                                                                       2,816,250
--------------------------------------------------------------------------------
Wyoming -- 0.9%
  2,000,000   AA      Wyoming Community Development
                        Authority Housing Revenue, Series 4,
                        5.900% due 12/1/14                             2,017,500
--------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (COST-- $236,867,285**)                       $227,743,850
--------------------------------------------------------------------------------
(a)  Security segregated by custodian for open purchase commitments.
(b) Variable rate municipal bonds and notes are payable on one business day's notice.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 12 and 13 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.
-------------------------------------   10  ------------------------------------

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                          February 28, 1997 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Standard &           Percent of
        Moody's           and/or           Poor's         Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Aaa                               AAA                   56.4%
          Aa                                AA                    27.5
           A                                 A                     5.7
          Baa                               BBB                    2.7
          NR                                NR                     7.7
                                                                  -----
                                                                  100.0%
                                                                  -----
--------------------------------------------------------------------------------


-------------------------------------   11  ------------------------------------

--------------------------------------------------------------------------------
                                  Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's-- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


-------------------------------------   12  ------------------------------------

--------------------------------------------------------------------------------
                          Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1 -- Standard & Poor's highest rate rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1   -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1-- Moody's highest rating for issues having demand feature -- VRDO.

P-1   -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                              Security Descriptions
--------------------------------------------------------------------------------
ABAG    -- Association of Bay Area Governors
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CDA     -- Community Development Administration
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
EDC     -- Economic Development Corporation
ETM     -- Escrowed to Maturity
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Savings Association
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Agency
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand


-------------------------------------   13  ------------------------------------

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------
                                                               February 28, 1997
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $236,867,285)                      227,743,850
  Cash                                                                   44,147
  Interest receivable                                                 3,517,436
--------------------------------------------------------------------------------
  Total Assets                                                      231,305,433
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                      984,487
  Dividends payable                                                     592,256
  Investment advisory fees payable                                      162,617
  Accrued expenses                                                      115,975
--------------------------------------------------------------------------------
  Total Liabilities                                                   1,855,335
--------------------------------------------------------------------------------
Total Net Assets                                                   $229,450,098
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                      $     19,585
  Capital paid in excess of par value                               234,387,429
  Undistributed net investment income                                 1,980,944
  Accumulated net realized gain from security transactions            2,185,575
  Net unrealized depreciation of investments                         (9,123,435)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.72 a share on 19,584,674 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)     $229,450,098
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
-------------------------------------   14  ------------------------------------

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------
                                                                     Nine Months
                                                                        Ended
                                                                       2/28/97
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                         $ 11,557,121
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                   1,593,079
  Shareholder communications                                             89,509
  Audit and legal                                                        45,798
  Shareholder and system servicing fees                                  29,542
  Directors' fees                                                        27,029
  Registration fees                                                      14,634
  Custody                                                                 9,323
  Pricing service fees                                                    7,418
  Other                                                                   5,201
--------------------------------------------------------------------------------
  Total Expenses                                                      1,821,533
--------------------------------------------------------------------------------
  Net Investment Income                                               9,735,588
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             208,050,863
    Cost of securities sold                                         203,074,011
--------------------------------------------------------------------------------
  Net Realized Gain                                                   4,976,852
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation
  of Investments:
    Beginning of period                                              (1,125,861)
    End of period                                                    (9,123,435)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (7,997,574)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (3,020,722)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  6,714,866
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
-------------------------------------   15  ------------------------------------

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                      Nine Months
                                                         Ended         Year
                                                        2/28/97        Ended
                                                      (unaudited)     5/31/96
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                             $  9,735,588   $ 12,860,049
  Net realized gain                                    4,976,852      5,005,387
  Increase in net unrealized depreciation             (7,997,574)   (13,167,657)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               6,714,866      4,697,779
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
  Net investment income                               (9,389,580)   (12,908,597)
  Net realized gains                                  (6,649,833)    (4,540,862)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                     (16,039,413)   (17,449,459)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued
  for reinvestment of dividends                          306,863             --
--------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                               306,863             --
--------------------------------------------------------------------------------
Decrease in Net Assets                               (9,017,684)    (12,751,680)
NET ASSETS:
  Beginning of period                                238,467,782    251,219,462
--------------------------------------------------------------------------------
  End of period*                                    $229,450,098   $238,467,782
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:    $1,980,944     $1,634,936
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
-------------------------------------   16  ------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (unaudited)
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) certain prior years amounts have been restated to reflect current year's presentation. Net investment income, realized gains, and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Dividends, Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


-------------------------------------   17  ------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

     3. Investment Advisory Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     4. Securities Transactions

     For the nine months ended February 28, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                         $208,004,701
--------------------------------------------------------------------------------
Sales                                                              208,050,863
--------------------------------------------------------------------------------

     At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                    $ 7,653,610 *
Gross unrealized depreciation                                    (16,777,045)*
--------------------------------------------------------------------------------
Net unrealized depreciation                                      $(9,123,435)*
--------------------------------------------------------------------------------
* Substantially the same for Federal income tax purposes.

     5. Capital Shares

     During the year ended February 28, 1997, capital stock transactions were as follows:

                                                      Shares           Amount
--------------------------------------------------------------------------------
Shares issued on reinvestment                         26,340          $306,863
--------------------------------------------------------------------------------


-------------------------------------   18  ------------------------------------

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                             1997(1)       1996        1995(2)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period         $12.19       $12.84       $12.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                       0.50         0.66         0.63
   Net realized and unrealized gain (loss)    (0.15)       (0.42)        0.77
--------------------------------------------------------------------------------
Total Income From Operations                   0.35         0.24         1.40
--------------------------------------------------------------------------------
Offering Costs Charged to Paid-In Capital        --           --        (0.02)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.48)       (0.66)       (0.54)
   Net realized gains                         (0.34)       (0.23)          --
--------------------------------------------------------------------------------
Total Distributions                           (0.82)       (0.89)       (0.54)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.72       $12.19       $12.84
--------------------------------------------------------------------------------
Total Return, Based on Market Value            9.58%++     (4.10)%       1.65%++
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         3.13%++      2.39%       12.28%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $229,450     $238,468     $251,219
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    1.03%+       1.06%        1.05%+
   Net investment income                       5.50+        5.17         5.63+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          87%          42%         115%
--------------------------------------------------------------------------------
Market Value, End of Period                 $11.625      $11.375      $11.625
--------------------------------------------------------------------------------
(1) For the nine months ended February 28, 1997 (unaudited).
(2) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


-------------------------------------   19  ------------------------------------

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                     Net Realized          Net Increase
                                                    and Unrealized        (Decrease) in
                Investment      Net Investment      Gain (Loss) on       Net Assets From
                  Income            Income            Investments           Operations
-------------------------------------------------------------------------------------------

 Quarter                Per                Per                  Per                 Per
  Ended      Total     Share    Total     Share      Total     Share     Total     Share
-------------------------------------------------------------------------------------------
 8/31/94*  $2,522,206  $0.13  $2,049,342  $0.11  $  4,076,999  $0.20  $ 6,126,341  $0.31
11/30/94    3,946,853   0.20   3,334,708   0.17   (22,644,150) (1.16) (19,309,442) (0.99)
 2/28/95    3,990,277   0.20   3,363,082   0.17    24,095,398   1.23   27,458,480   1.40
 5/31/95    4,061,565   0.21   3,497,852   0.18     9,687,147   0.50   13,184,999   0.68
 8/31/95    3,871,127   0.20   3,186,132   0.16    (3,092,160) (0.16)      93,972   0.01
11/30/95    3,890,364   0.20   3,202,189   0.16     8,514,682   0.44   11,716,871   0.60
 2/29/96    3,877,668   0.20   3,181,364   0.16    (2,239,170) (0.11)     942,194   0.04
 5/31/96    3,852,531   0.19   3,290,364   0.18   (11,345,622) (0.59)  (8,055,258) (0.41)
 8/31/96    3,940,034   0.20   3,319,852   0.17    (3,899,664) (0.20)    (579,812) (0.03)
11/30/96    3,836,212   0.20   3,226,504   0.17     8,809,662   0.45   12,036,166   0.62
 2/28/97    3,780,875   0.19   3,189,232   0.16    (7,930,720) (0.40)  (4,741,488) (0.24)
-------------------------------------------------------------------------------------------

*For the period from June 24, 1994 (commencement of operations) to August 31,
 1994.


-------------------------------------   20  ------------------------------------

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                               NYSE                                 Dividend
   Record        Payable     Closing     Net Asset    Dividend    Reinvestment
    Date          Date        Price*       Value*       Paid         Price
--------------------------------------------------------------------------------
   9/23/94       9/30/94     $11.250      $11.93       $0.06         $11.50
  10/24/94      10/31/94      11.125       11.63        0.06          10.91
  11/22/94      11/30/94      10.375       10.81        0.06          10.57
  12/22/94      12/30/94      10.250       11.33        0.06          10.47
   1/24/95       1/31/95      10.938       11.63        0.06          10.81
   2/21/95       2/28/95      11.500       12.19        0.06          11.11
   3/24/95       3/31/95      11.375       12.40        0.06          11.38
   4/21/95       4/28/95      11.438       12.57        0.06          11.47
   5/23/95       5/31/95      11.438       12.72        0.06          11.69
   6/23/95       6/30/95      11.375       12.71        0.06          11.62
   7/25/95       7/28/95      11.563       12.53        0.06          11.48
   8/22/95       8/25/95      11.375       12.86        0.06          11.52
   9/26/95       9/29/95      11.500       12.62        0.06          11.20
  10/24/95      10/27/95      11.500       12.84        0.06          11.58
  11/20/95      11/24/95      11.750       12.95        0.06          11.64
  12/26/95+     12/29/95      11.875       12.99        0.23          12.10
   1/23/96       1/26/96      11.875       12.92        0.06          12.12
   2/20/96       2/23/96      12.000       12.86        0.06          12.30
   3/26/96       3/29/96      11.375       12.55        0.06          11.54
   4/23/96       4/26/96      11.438       12.32        0.06          11.42
   5/28/96       5/31/96      11.375       12.35        0.06          11.43
   6/25/96       6/28/96      11.250       12.10        0.06          11.54
   7/23/96       7/26/96      11.375       12.06        0.06          11.58
   8/27/96       8/30/96      11.625       12.10        0.06          11.70
   9/24/96       9/27/96      11.688       12.08        0.06          11.71
  10/22/96      10/25/96      11.688       12.18        0.06          11.75
  11/25/96      11/29/96      11.625       12.35        0.06          11.59
  12/23/96+     12/27/96      11.250       11.99        0.34          11.56
   1/28/97       1/31/97      11.563       11.65        0.06          11.53
   2/25/97       2/28/97      11.750       11.80        0.06          11.66
--------------------------------------------------------------------------------
* As of record date.
+ Capital gain distribution.


-------------------------------------   21  ------------------------------------

--------------------------------------------------------------------------------
                       Additional Shareholder Information
                                   (unaudited)
--------------------------------------------------------------------------------

     On September 12, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To approve or disapprove for the Fund, the election of Charles F. Barber, Allan J. Bloostein, Martin Brody, Dwight B. Crane, Robert A. Frankel, William R. Hutchinson and Heath B. McLendon as Directors; and

     2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:

                                             % of          Voted       % of
Directors                   Voted For     Shares Voted    Against   Shares Voted
--------------------------------------------------------------------------------
Charles F. Barber        18,930,436.630      98.790%    231,841.658    1.210%
Allan J. Bloostein       18,984,028.060      99.070     178,250.236    0.930
Martin Brody             18,952,481.010      98.905     209,797.284    1.095
Dwight B. Crane          18,981,520.060      99.057     180,758.236    0.943
Robert A. Frankel        18,983,925.060      99.069     178,353.240    0.931
William R. Hutchinson    18,964,589.420      98.968     197,688.877    1.032
Heath B. McLendon        18,982,160.060      99.060     180,118.236    0.940
--------------------------------------------------------------------------------

     The results of the vote on Proposal 2 were as follows:

                    % of        Votes        % of         Votes         % of
  Votes For     Shares Votes   Against   Shares Votes   Abstained   Shares Voted
--------------------------------------------------------------------------------
18,909,894.930     98.683%    63,320.112    0.330%     189,063.248     0.987%
--------------------------------------------------------------------------------


-------------------------------------   22  ------------------------------------

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

     Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater (i) net asset value per share or (ii) 95% of the then current market price. If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants.

     First Data may commence purchasing shares beginning on the record date for the dividend or distribution. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In


-------------------------------------   23  ------------------------------------

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with reinvestment of dividends or capital gains distributions.

     A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     Information concerning the Plan may be obtained from First Data at (800) 331-1710.

--------------------------------------------------------------------------------
                             Additional Information
                                   (unaudited)
--------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


-------------------------------------   24  ------------------------------------

                           Greenwich Street Municipal
                                    Fund Inc.

Directors

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

                      This report is to the shareholders of
                      Greenwich Street Municipal Fund Inc.
                 for their information. It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.

                                  FD01109 4/97